UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 24, 2007

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Toys “R” Us, Inc. (“Toys”) maintains its financial statements on the Historical Cost (“Recap”) basis; Vornado Realty Trust (“Vornado”) accounts for its investment in Toys on the Purchase Accounting basis.

Based on information supplied by Toys, Vornado issued a press release on December 13, 2006 announcing its 32.9% share of Toys’ third quarter results, which Vornado would be reporting in its fourth quarter. In the December press release, Vornado included in income $36,000,000 of tax benefits primarily relating to the recoverability of deferred tax items applicable to certain of Toys’ foreign operations.

On February 23, 2007, it was determined that paragraph 30 and Appendix B, paragraph 268, of Statement of Financial Accounting Standards 109 require that under Purchase Accounting Vornado record the $36,000,000 of tax benefits as a reduction of Goodwill. Toys’ previously reported financial results for its third quarter are unchanged because under the Historical Cost (“Recap”) basis of accounting, these income tax benefits are appropriately recorded as a component of net income.

On February 24, 2007 Vornado announced that based on the $36,000,000 adjustment discussed above and other revised information supplied by Toys, fourth quarter results to be reported in Vornado’s Form 10-K for the year ended December 31, 2006, which will be filed February 27, 2007, will include a Toys’ net loss of $51,697,000 or $0.30 per diluted share and negative Funds From Operations (“FFO”) of $39,827,000 or $0.23, per diluted share. This compares to a Toys’ net loss of $8,486,000 and $211,000 of FFO previously disclosed in the December 13, 2006 press release. A reconciliation of Toys’ net loss to FFO is a part of the February 24, 2007 press release. A copy of the February 24, 2007 press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

None of the adjustments discussed above affect any previously published financial statements of either Vornado or Toys and they are all non-cash.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 2.02, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibit.
99.1 Press Release, dated February 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: February 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)
By: VORNADO REALTY TRUST,
Sole General Partner
By:	/s/ Joseph Macnow
	Name: Title:	Joseph Macnow Executive Vice President - Finance and Administration and Chief Financial Officer

Date: February 26, 2007

Exhibit 99.1

CONTACT: JOSEPH MACNOW

(201) 587-1000

210 Route 4 East
Paramus, NJ 07652

FOR IMMEDIATE RELEASE—FEBRUARY 24, 2007

Vornado Announces an Increase in its Share of Toys “R” Us’ Third Quarter Loss

from a non-cash tax adjustment

Toys “R” Us (“Toys”) maintains its financial statements on the Historical Cost (“Recap”) basis; Vornado Realty Trust (NYSE: VNO) accounts for its investment in Toys on the Purchase Accounting basis.

Based on information supplied by Toys, Vornado issued a press release on December 13, 2006 announcing its 32.9% share of Toys’ third quarter results, which Vornado would be reporting in its fourth quarter. In the December press release, Vornado included in income $36,000,000 of tax benefits primarily relating to the recoverability of deferred tax items applicable to certain of Toys’ foreign operations. Toys’ management deemed these deferred tax items recoverable because Toys’ operations in certain foreign countries which were previously unprofitable, have become profitable.

On February 23, 2007, it was determined that paragraph 30 and Appendix B, paragraph 268, of Statement of Financial Accounting Standards 109 require that under Purchase Accounting Vornado record the $36,000,000 of tax benefits as a reduction of Goodwill. Toys’ previously reported financial results for its third quarter are unchanged because under the Historical Cost (“Recap”) basis of accounting, these income tax benefits are appropriately recorded as a component of net income.

Based on the $36,000,000 adjustment discussed above and other revised information supplied by Toys, fourth quarter results to be reported in Vornado’s Form 10-K for the year ended December 31, 2006, which will be filed February 27, 2007, will include a Toys net loss of $51,697,000 or $0.30 per diluted share and negative Funds From Operations (“FFO”) of $39,827,000 or $0.23, per diluted share. This compares to a Toys net loss of $8,486,000 and $211,000 of FFO previously disclosed in the December 13, 2006 press release. See the accompanying reconciliation of net loss to FFO.

None of the adjustments discussed above affect any previously published financial statements of either Vornado or Toys and they are all non-cash.

Vornado Realty Trust is a fully-integrated equity real estate investment trust.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

Toys “R” Us, Inc. Funds From Operations - Unaudited For the Quarter Ended October 28, 2006

	Amounts from December 13, 2006 Press Release	Amounts from this Press Release
(Amounts in thousands)

Reconciliation of Vornado’s net loss from its
investment in Toys to FFO (1):
Net loss	$(8,486)	$(51,697)
Depreciation and amortization of other real property	15,440	19,054
Net gain on sale of real estate	(2,177)	(2,177)
Income tax effect of above adjustments	(4,271)	(5,007)
Minority interest share of above items	(295)	—
Vornado’s share of FFO (1)	$211	$(39,827)

_______________________

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs. Management believes that FFO is helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows. FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.

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